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Teleglobe International Ltd
7.03, 2 Harbour Exchange Square                                                                 [GRAPHIC OMITTED]
London, United Kingdom, E14 9GE
Phone:  020 7519 4609
Attn:  David Atkins
Facsimile:  020 7519 4609                                                                       Date:     23-Oct-03
HTTP://WWW.TELEGLOBE.COM                                        (day/month/year)
------------------------


                     TELEGLOBE INTERNET SERVICES ORDER FORM

                Customer Information                                   Customer Billing Information (if different)
Company Name:  Narrowstep Ltd                                 Company Name:
Address:  91 New Cavendish Street                             Address:
City/State:  London                                           City/State:
Country:  United Kingdom                                      Country:
Zip Code:  W1W 6WE                                            Zip Code:
Contact:  James Goodman                                       Contact:  Conrad Nortier
Telephone:  44 (0) 207 208 7224                               Telephone:  44 (0) 207 208 7224
Fax:                                                          Fax:
Email:  JGOODMAN@NARROWSTEP.COM                               Email:  CNORTIER@NARROWSTEP.COM


CUSTOMER TYPE

[  ]  New Customer                                            [X]  Existing Customer



ORDER TYPE

[  ]  New Order

[X]  Upgrade               [  ]  Downgrade           [  ]  Move                     [  ]  Renewal of contract
[ ]   Disconnect           [  ]  Other Specify: ______________________________
Teleglobe Circuit Designation is Mandatory: LHX_LX4_NP1:NARROWSTEP LTD

Request for Service date:  31/10/03 (dd/mm/yy)

SERVICE TYPE

IP Transit Fiber                                   IP Transit Satellite                   DVB
[  ]  Port only                                    [  ]  Asymmetric Satellite             [  ]  DBV/IP
[X]  Port + Local Access                           [  ]  Full circuit Symmetric Satellite
[  ]  Port + Local Access + Int'l Line             [  ]  Receive-Only (Simplex) Satellite

Router
[  ]  Managed service
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SERVICE DESCRIPTIONS

PORT ONLY
This service provides Customer with access to the Internet. Teleglobe will assign a port on the Teleglobe internet network. Unless otherwise noted, Customer is responsible for supplying, installing, and maintaining appropriate end point equipment as well as procuring access connection in order to access the service.

LOCAL INTERNET ACCESS SERVICES (PORT + LOCAL ACCESS)
This service provides Customer with access to the Internet. Teleglobe will assign a port on the Teleglobe Internet network and will provide the local access. Unless otherwise noted, Customer is responsible for supplying, installing and maintaining the appropriate end point equipment in order to access the service.

INTERNATIONAL INTERNET ACCESS (PORT + INTERNATIONAL LINE + LOCAL ACCESS)
This service provides Customer with access to the Internet through Teleglobe's internet backbone network. Teleglobe will provide an international access circuit to Teleglobe's point of presence (POP) as set forth below. Unless otherwise noted, Customer is responsible for supplying, installing and maintaining the appropriate end point equipment in order to access the service.

Asymmetric (duplex)
The circuit will have different speeds in each direction with Teleglobe providing either a half or full end-to-end service. Symmetric (duplex)
The circuit will have equal speeds in both directions with Teleglobe providing either a half circuit or full end-to-end service.
Receive-only (simplex)
The customer uses their existing Internet connections (via cable or satellite facilities) to router outbound Internet traffic (to North America), and a simplex (one-way) satellite link provided by Teleglobe for the return path.

DVB/IP (DIGITAL VIDEO BROADCAST/INTERNET PROTOCOL)
This service provides a simplex (receive-only) satellite service over DVB platform to supplement existing connectivity to the Internet. Teleglobe supplies the customer with the equipment required to implement the service. The customer is responsible for providing a low-cost receive-only Very Small Aperture Terminal (VSAT) dish. Burstable Bit Rate (BBR) capacity is provided, with a corresponding Constant Bit Rate (CBR).

All services mentioned above include:
Installation and set-up support in establishing your connection to the Internet.

Options at no charge include:
* Assignment of non-portable IP addresses as required and justified under current ARIN & RIPF policy
* Backup Secondary Domain Name Service (DNS).
* Partial of full News feed.
* 24x7 customer support.

VALUE ADDED FEATURES
INTERNET ACCESS WITH ROUTER MANAGEMENT (MANAGED ROUTER)
Teleglobe will make available to the customer a router at Teleglobe's point-of-presence (POP). The managed router is Teleglobe-owned but dedicated exclusively to the customer. Under this service option,


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the customer must maintain a default Internet connection to the Teleglobe
Internet backbone via a direct port connection to one of Teleglobe's routers at the same node site. The managed router will be configured to be part of the Autonomous System of the customer, and will support remote network management.

CHARGES
Billing options for port

1-Dedicated (Flat Rate)
Same charge every month.  Customer pays for a fix port rate.

2-Burstable (Usage based)
A) Megabits Burstable 95th Percentile: All samples are sorted in ascending order. To find the value of the 95th percentile, the number of samples is multiplied by 95%. If the value found is not an integer, that value is rounded up and the resulting number is the rank of the selected sample for 95 percentile. If the value is an integer, then that value and the next highest one are averaged to provide the usage value 95th percentile.

B) Average Usage: The sustained port utilization is equal to the average Mbps value derived from all the utilization samples collected during the billing month.

        Fixed Charge per Tier: This rating plan applies a single fixed charge to every tier and it is available for the Megabits Burstable (95th percentile) and Average Usage services. This plan includes a one-time installation charge per port.

        A "per Mbps" charge per Tier: This rating plan applies a fix price for the first tier (minimum charge) and a "per Mbps" price to every subsequent Tier. This rating plan is available for the Megabits Burstable (95th percentile) and Average Usage services. This plan includes a one-time installation charge per port.

        A per Mbps charge for any utilization - NO Tiers: With this rating plan the customer pays a minimum charge including a fix number of Mbps of utilization. Any utilization above the Mbps included in the minimum charge is charged at a single "per Mbps" price. This rating plan is available for the Megabits Burstable (95th percentile) and Average Usage services. This plan includes a one-time installation charge per port.

All of the services provided by Teleglobe in this agreement are collectively referred to as "Services" and the current prices of the Services and related hardware are as follows:

Port Location      Term (months or years)     Other interval    Security Deposit

      LHX                 12 month                monthly



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                                              Usage Based Port Access - Monthly charge
                                                   SELECT ONE OF THE THREE OPTIONS

                                                  OPTION 1 - Fixed Charge per tier

              Min (Mbps)                  Max (Mbps)                 Utilization Charge                 Data Sample
                  0                                                  $                    -
                  >                                                  $                    -
                  >                                                  $                    -      [  ] Megabits Burstable
                  >                                                  $                    -
                  >                                                  $                    -      [  ] Average Usage
                  >                                                  $                    -
                  >                                                  $                    -
                  >                                                  $                    -

                                                  OPTION 2 Per Mbps Charge per Tier

              Min (Mbps)                  Max (Mbps)                 Utilization Charge                 Data Sample
                  0                                                  $                    -
if the monthly usage falls into the following tiers, the charge is multiplied by the number of Mbps (i.e.: number of Mbps used in the Month x Utilization Charge =
Monthly Charge)
                  >                                                  $                    -
                  >                                                  $                    -      [  ] Megabits Burstable
                  >                                                  $                    -
                  >                                                  $                    -      [  ] Average Usage
                  >                                                  $                    -
                  >                                                  $                    -
                  >                                                  $                    -

                                     OPTION 3 - A per Mbps Charge for any utilization - NO Tiers

                           Utilization Charge                                                             Data Sample
           Up to 4 Mbps                             (pound) 440  Fixed Charge
           the "Minimum")

Price per Mbps above the Minimum                          110 per Mbps                           [  ] Megabits Burstable

If the monthly usage falls above the Minimum, then the Monthly Charge is                         [  ] Average Usage
obtained by multiplying the number Mbps used above the Minimum by the per Mbps charge and adding the Fixed Charge, for example (Mbps Used-
Minimum Mbps) x Per Mbps Charge) + Fixed Charge = Monthly Charge.
For Metered Usage Service, "Mbps" shall mean "Gbytes" to determine the
Utilization Charge.
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                    One-Time            Monthly/          Rating           Bandwidth           Facility       Circuit
                    Charges/            Lease             Currency                             Fibre or       Half or
Full
                    Installation        Charges                                                Satellite
                    Fee
ACCESS
Port Only

Local Access
Line + Port          (pound)500        (pound)410           GBP            4Mbps CDR             Fibre            Full

Int'l Access Line
+ Local Access
Line + Port

Equipment

Router

Configuration
  Fee

Inverse MUX

CSU/DSU
  or MUX

Managed Router
  Fee

DVB

DVB CBR

DVB/IP Indoor
Unit (Receiver)

DVP/IP RF Kit
(Feed + LNB or

VSAT

Other (_________)


SERVICES

Newsfeed              No Charge         No Charge
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Backup
  Secondary
DNS                   No Charge         No Charge

Other (_________)


                               Special Conditions

                        Upgrade CDR from 2 Mbps - 4 Mbps

     Upgrade existing phisical interface and cross connect from FE to GigE.


1. The service Term begins on the Service Date as defined in the Teleglobe Internet ServicesTerms and Conditions
2. Installation fee does not include customer premises router. Price includes internet access port only. Local Telco charges are quoted on an Individual Case Basis (ICB) based on Customer's location
3. The Customer is responsible for providing matching half-circuit facilities, as appropriate, for each segment.
4. The Customer is responsible for providing the necessary facilities between Customer' premises and Teleglobe's POP in an order to access the service.



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I (the Customer) have read and accept that the Teleglobe Terms and Conditions, the Teleglobe Internet Services Level Agreement ("SLA") together with this Teleglobe Internet Services Order Form ("Order Form") constitute the entire Agreement between Teleglobe and Customer.

CUSTOMER AND TELEGLOBE AGREE THAT THE TERMS AND CONDITIONS OF THIS AGREEMENT SUPERSEDE ANY PROVISIONS OF ANY CUSTOMER DRAFTED PURCHASE ORDER AND SUPERSEDE ALL PROPOSALS, WRITTEN OR ORAL, AS WELL AS OTHER COMMUNICATION BETWEEN CUSTOMER AND TELEGLOBE RELATING TO THE SUBJECT MATTER HEREOF. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS TELEGLOBE INTERNET SERVICES ORDER FORM AND THE TERMS AND CONDITIONS, THIS TELEGLOBE INTERNET ORDER FORM SHALL TAKE PRECEDENCE.


TELEGLOBE                                             Narrowstep Ltd.


By:  /s/ John Johnson                        By:  /s/ Iolo Jones
   -------------------------------              -------------------------------
     Authorized Signing Authority                 Authorized Signing Authority

         John Johnson                           I. Jones          CEO
-------------------------------                 -------------------------------
Name                Title                    Name               Title


Date:    24/10/03                            Date:        24/10/03
-------------------------------                   -----------------------------

                    Please sign and FAX back to 020 7519 4609


                                               SLA       [ ]
                                               TS&CS     [ ]

                                               Please check to confirm documents
                                               were provided to customer



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